UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 15, 2011

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)           On August 15, 2011, the Board of Directors of MainSource Financial Group, Inc. (the “Company”), pursuant to the authority granted by the Bylaws of the Company, voted to expand the size of the Board from 11 to 12 members and elected Kathleen Lynn Bardwell to the Board effective September 27, 2011, to fill the vacancy created by the expansion.  The Company issued a press release announcing the election, a copy of which is attached to this Form 8-k as Exhibit 99.1.

Ms. Bardwell will receive an annual retainer of 4,000 shares of common stock of the Company (pro rated for 2011), plus $1,000 for each Board or committee meeting she attends.  Ms. Bardwell has been named to the Audit Committee and the Compensation Committee of the Board.  Ms. Bardwell’s initial term will end at the Company’s 2012 Annual Meeting.

Ms. Bardwell currently serves as Vice President and Chief Compliance Officer of Steris Corporation.  Ms. Bardwell has over thirty (30) years of internal audit and tax accounting experience, and has served in executive level positions with Cole National Corporation, Jo-Ann Stores and Foxmeyer Drug Company.  Ms. Bardwell has been a Certified Public Accountant since 1989 and a Certified Quality Auditor since 2009, and is active in many professional organizations relating to leading practices in corporate governance, regulatory affairs compliance and accounting and tax legislation.

There are no arrangements or understandings between Ms. Bardwell and any other persons pursuant to which she was selected as a director. There are no current or proposed transactions between the Company and Ms. Bardwell or her immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the Company’s press release regarding the appointment of Ms. Bardwell is furnished as Exhibit 99.1 to this Report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                         Press Release of MainSource Financial Group, Inc. dated August 19, 2011, regarding the appointment of Kathleen Lynn Bardwell to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2011

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of MainSource Financial Group, Inc. dated August 19, 2011.